UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2021

AppTech Corp.

(Exact name of registrant as specified in its charter)

Wyoming	65-0847995
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5876 Owens Ave. Suite 100 Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

(760) 707-5959

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	APCX	OTC Pink Open Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2021, AppTech Corp. (the “Company”) entered into a new employment agreement (the “D’Angelo Employment Agreement”) and Nonstatutory Option Agreement (the “D’Angelo Option Agreement”) with the Company’s Chairman and Chief Executive Officer, Luke D’Angelo, pursuant to which Mr. D’Angelo will continue to serve as the Company’s Chairman and Chief Executive Officer. A copy of the D’Angelo Employment Agreement is filed as Exhibit 10.1 to this report and incorporated herein by reference. A copy of the D’Angelo Option Agreement is filed as Exhibit 10.2 to this report and incorporated herein by reference.

On April 28, 2021, AppTech Corp. (the “Company”) entered into a new employment agreement (the “Wachs Employment Agreement”) with the Company’s Director and Chief Financial Officer, Gary Wachs, pursuant to which Mr. Wachs will continue to serve as the Company’s Director and Chief Financial Officer. A copy of the Wachs Employment Agreement is filed as Exhibit 10.3 to this report and incorporated herein by reference.

On April 28, 2021, AppTech Corp. (the “Company”) entered into a new employment agreement (the “Llapitan Employment Agreement”) and Nonstatutory Option Agreement (the “Llapitan Option Agreement”) with the Company’s President and Chief Operating Officer, Virgil Llapitan, pursuant to which Mr. Llapitan will continue to serve as the Company’s President and Chief Operating Officer. A copy of the Llapitan Employment Agreement is filed as Exhibit 10.4 to this report and incorporated herein by reference. A copy of the Llapitan Option Agreement is filed as Exhibit 10.5 to this report and incorporated herein by reference.

On April 28, 2021, AppTech Corp.’s (the “Company”) Board of Directors appointed Jeffrey Moriarty, previously the Company’s Vice President of Business Development and Corporate Counsel, to the position of Senior Vice President of Legal Affairs and General Counsel. Mr. Moriarty shall maintain his position as the Company’s Secretary. The Company also entered into a new employment agreement (the “Moriarty Employment Agreement”) and Nonstatutory Option Agreement (the “Moriarty Option Agreement”) with the Company’s Senior Vice President of Legal Affairs and General Counsel, Jeffrey Moriarty, pursuant to which Mr. Moriarty will serve as the Company’s Senior Vice President of Legal Affairs and General Counsel. A copy of the Moriarty Employment Agreement is filed as Exhibit 10.6 to this report and incorporated herein by reference. A copy of the Moriarty Option Agreement is filed as Exhibit 10.7 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement, dated as of April 28, 2021, by and between AppTech Corp. and Luke D’Angelo, Chairman and Chief Executive Officer

10.2	Nonstatutory Option Agreement, dated as of April 28, 2021, by and between AppTech Corp. and Luke D’Angelo, Chairman and Chief Executive Officer

10.3	Employment Agreement, dated as of April 28, 2021, by and between AppTech Corp. and Gary Wachs, Director and Chief Financial Officer

10.4	Employment Agreement, dated as of April 28, 2021, by and between AppTech Corp. and Virgil Llapitan, President and Chief Operating Officer

10.5	Nonstatutory Option Agreement, dated as of April 28, 2021, by and between AppTech Corp. and Virgil Llapitan, President and Chief Operating Officer

10.6	Employment Agreement, dated as of April 28, 2021, by and between AppTech Corp. and Jeffrey Moriarty, Senior Vice President of Legal Affairs and General Counsel

10.7	Nonstatutory Option Agreement, dated as of April 28, 2021, by and between AppTech Corp. and Jeffrey Moriarty, Senior Vice President of Legal Affairs and General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPTECH CORP.

Date: May 04, 2021	By:	/s/ Luke D’Angelo
	Name:	Luke D’Angelo
	Title:	Chief Executive Officer